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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2004

Anacomp, Inc.
(Exact name of registrant as specified in its charter)

Indiana (State or Other Jurisdiction of Incorporation)	001-08328 (Commission File Number)	35-1144230 (IRS Employer Identification No.)
15378 Avenue of Science, San Diego, CA 92128 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (858) 716-3400

Not Applicable
Former name or former address, if changed since last report

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 20, 2004

Item 12. Results of Operations and Financial Condition

        On February 20, 2004 we issued a press release announcing financial results for the quarter ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

        Pursuant to General Instruction B-6 of Form 8-K, this report and the exhibit are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this report and the exhibit be incorporated by reference into our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such future filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anacomp, Inc.
Date: February 23, 2004	By:	/s/ PAUL J. NAJAR Executive Vice President, Administration and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 20, 2004

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SIGNATURES